UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/31/2006

Unitrin, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-18298

DE	95-4255452
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)

312-661-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A includes revised Exhibits 10.14 and 10.15 to the Form 8-K filed by the Company on February 6, 2006. The revisions correct a typographical error in a heading on Exhibit 10.14 and clarify the description of the director compensation on Exhibit 10.15.

Item 9.01.    Financial Statements and Exhibits

The Form 8-K filed by the Company on February 6, 2006 included Exhibits 10.2, 10.3, 10.4, 10.6, 10.7, 10.8, 10.14 and 10.15. This Form 8-K/A includes revised Exhibits 10.14 and 10.15.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unitrin, Inc.

Date: February 07, 2006	By:	/s/ Scott Renwick
Scott Renwick
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-10.14	Summary of Executive Compensation 2-2006
EX-10.15	Summary of Director Compensation 2-2006